UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ___________
                                     FORM 8-K
                                   ___________


                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (date of earliest event reported): July 21, 2004


                   INTERCHANGE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



        New Jersey                         1-10518              22-2553159
_______________________________   _______________________  ____________________
(State or other jurisdiction of   (Commission File Number) (I.R.S. Employer
 incorporation or organization)                             Identification No.)


Park 80 West/Plaza Two, Saddle Brook, N.J.                    07663
_________________________________________                   _________
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (201) 703-2265

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7. Exhibits

        (c)  Exhibits.

             99.1 Press Release dated July 21, 2004 of the Registrant.

Item 12. Declaration of Cash Dividend.

On July 21, 2004, Interchange Financial Services Corporation issued a press release declaring a quarterly cash dividend. A copy of that release is furnished as Exhibit 99.1 to this Report.

The information in this Current report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 21, 2004                 Interchange Financial Services Corporation

                                     By: /s/ Charles T. Field
                                     ____________________________________
                                     Name: Charles T. Field
                                     Title: SVP & Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBT NUMBER      DESCRIPTION
_____________      ___________
99.1               Press Release, dated July 21, 2004, of the Registrant